                                  SCHEDULE 14C
                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

[ ]  Preliminary Information Statement          [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                         Enterprise Accumulation Trust
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

     [X]  No Fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

(ENTERPRISE LETTERHEAD)
--------------------------------------------------------------------------------

April 30, 1999

Dear Contractholder:

     We are pleased to enclose an information statement relating to a change in Portfolio Manager for Enterprise Accumulation Trust International Growth Portfolio (the "International Growth Portfolio"). Vontobel USA Inc. ("Vontobel USA") was named Portfolio Manager effective April 1, 1999, by the Board of Trustees of Enterprise Accumulation Trust. Vontobel USA is a subsidiary of Vontobel Holding Ltd., a Swiss bank holding company, and an affiliate of Bank J. Vontobel & Co. Ltd. Combined assets under management of all affiliates were in excess of $40 billion as of December 31, 1998.

     Vontobel USA brings its investment management expertise to the International Growth Portfolio of the Enterprise family of 11 Portfolios. In selecting Vontobel USA as Portfolio Manager, consideration was given to, among other factors, the firm's investment management acumen and style in conjunction with the investment objectives of the International Growth Portfolio. There will be no change in the International Growth Portfolio's investment objective. However, Vontobel USA's investment style is distinct and will result in modification of investment strategies.

     Using a bottom-up investment approach, Vontobel USA invests in large- and medium-capitalization companies that have a long record of successful operations in their core business. Typically such companies occupy a leading position in their industry, have consistently generated free cash flow, and have achieved earnings growth through increasing market share and unit sales volumes. Vontobel USA's goal is to construct a portfolio of the best companies in the developed markets of Europe and the Pacific Basin without making any country bets. With approximately 80-100 names, the International Growth Fund also seeks to be well diversified in terms of industry exposure. Vontobel USA analyzes approximately 35 international equity markets, including those comprised in Morgan Stanley Capital International's EAFE (Europe, Australia and Far East). The Adviser also gives consideration to such factors as market liquidity, accessibility to foreign investors, regulatory protection of shareholders, accounting and disclosure standards, transferability of funds and foreign exchange controls, if any.

     The management fee paid by the International Growth Portfolio to Enterprise Capital Management, Inc. ("Enterprise Capital") will remain unchanged at 0.85% of its average daily net assets; however, fees paid by Enterprise Capital to Vontobel USA will be revised to the following schedule: 0.40 of 1% per year for the first $100,000,000 of assets under management; 0.35 of 1% per year for assets between $100,000,000 to $200,000; 0.30 of 1% per year for assets between $200,000,000 and $500,000,000; and 0.25% per year for assets in excess of $500,000,000. The other terms of the subadvisory agreement are identical to the previous arrangements.

     We encourage you to read the attached information statement which more fully describes Vontobel USA and the Board of Trustees' approval of the new subadvisory agreement. Enterprise Accumulation Trust looks forward to working with Vontobel USA to assist you in working toward your investment goals. Thank you for your continued support.

Sincerely,
/s/Victor Ugolyn

Victor Ugolyn
Chairman, President, and Chief Executive Officer

                         ENTERPRISE ACCUMULATION TRUST
                         INTERNATIONAL GROWTH PORTFOLIO

                              THE MONY GROUP INC.
                                 MAIL DROP 9-34
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                             ---------------------

                             INFORMATION STATEMENT
                             ---------------------

     We are providing this information statement to the contractholders of Enterprise Accumulation Trust International Growth Portfolio (the "International Growth Portfolio") in lieu of a proxy statement, pursuant to the terms of an exemptive order that Enterprise Accumulation Trust (the "Fund") has received from the Securities and Exchange Commission. The order permits the Fund's investment adviser, Enterprise Capital Management, Inc. ("Enterprise Capital"), to hire new Portfolio Managers and to make changes to existing Portfolio Manager contracts with the approval of the Fund's Board of Trustees, but without obtaining contractholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Shares of beneficial interest ("Shares") of the Fund are presently sold to The Mutual Life Insurance Company of New York ("MONY") and its affiliate, MONY Life Insurance Company of America ("MONY America") for allocation to variable accounts established by MONY and MONY America (collectively the "Variable Accounts") to provide benefits to Contractholders ("Contractholders") of variable annuity and variable life insurance contracts ("Contracts") issued by those companies.

SHARE OWNERSHIP

     The International Growth Portfolio is a separate series of shares of beneficial interest of the Fund. As of April 15, 1999, there were 13,972,621.750 shares outstanding as to the International Growth Portfolio. The cost of this information statement will be paid by the Portfolio. As of April 1, 1999, MONY and MONY America owned all of the outstanding shares of the Trust. Although shares held by the Variable Accounts generally will be voted in accordance with instructions received from Contractholders, if voting were required, the Trust might nevertheless be deemed to be controlled by MONY and MONY America by virtue of the definition of "control" contained in the Investment Company Act of 1940, as amended (the "Investment Company Act"). MONY and MONY America disclaim such control.

     To the knowledge of the Trust, as of April 1, 1999, no single person or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934), had the power to direct the vote of more than 5% of the Portfolio's outstanding shares. As of April 1, 1999, Trustees and officers of the Trust as a group beneficially owned none of the Trust's outstanding shares. This information statement will be mailed on or about April 30, 1999.

THE FUND

     The International Growth Portfolio is an investment portfolio of the Fund, a Massachusetts Trust. The Fund has entered into an investment advisory agreement with Enterprise Capital dated November 1998 (the "Adviser's Agreement"). Under the Adviser's Agreement, it is Enterprise Capital's responsibility to select, subject to the review and approval by the Board of Trustees, one or more subadvisers (the "Portfolio Managers") to manage each investment portfolio of the Fund. The Adviser's Agreement also gives Enterprise Capital the responsibility to review and monitor the performance of the Portfolio Managers on an ongoing basis, and to recommend to the Board of Trustees changes to the roster of Portfolio Managers as appropriate. Enterprise Capital also is responsible for conducting all business operations of the Fund, except those operations contracted to the Fund's custodian or transfer agent. As compensation for these services, Enterprise Capital receives a fee from each investment portfolio of the Fund, out of which Enterprise Capital renders all fees payable to the Portfolio Managers. The investment portfolios of the Fund, therefore, pay no fees directly to the Portfolio Managers.

     Enterprise Capital recommends Portfolio Managers for the Funds to the Board, on the basis of its continuing quantitative and qualitative evaluation of the Portfolio Manager's skills in managing assets pursuant to specific investment styles and strategies in accordance with the objectives of each Fund. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Portfolio Manager, and Enterprise Capital does not expect to recommend frequent changes of Portfolio Managers.

     The Portfolio Managers do not provide any services to the Portfolios except portfolio investment management and related record-keeping services. However, in accordance with the procedures adopted by the Board, the Portfolio Manager, or its affiliated broker-dealer, may execute transactions for the International Growth Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder.

BOARD OF TRUSTEES' DECISION

     At a meeting held on February 25, 1999, the Board, including a majority of the non-interested Trustees, approved Enterprise Capital's recommendation to replace Brinson Partners, Inc. ("Brinson") with a new Portfolio Manager. Accordingly, the Board approved a Portfolio Manager Agreement (the "New Agreement") with Vontobel USA. The Board's decision to replace Brinson was based on performance and divergent investment strategies. In approving the New Agreement, the Board considered a number of factors, including, but not limited to: (i) the performance of the International Growth Portfolio since it commenced operations; (ii) the nature and quality of the services expected to be rendered to the International Growth Portfolio by the Portfolio Manager, (iii) that the material terms of the Portfolio Manager Agreement will be unchanged under the New Agreement; (iv) the history, reputation, qualification and background of the Portfolio Manager, as well as the qualifications of its personnel. The Board considered these factors to be of equal weight and importance.

     Enterprise Capital made the recommendation to hire Vontobel USA in the ordinary course of its ongoing evaluation of Portfolio Manager performance and investment strategy. Enterprise Capital conducted extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate's organizational structure, investment process and style, and long-term performance record. Enterprise Capital believes that Vontobel USA's management style is appropriately suited to the International Growth Portfolio.

THE PORTFOLIO MANAGER AGREEMENT

     Brinson served as Portfolio Manager of the International Growth Portfolio, pursuant to a Portfolio Manager Agreement dated September 1994 (the "Previous Agreement"). Under the Adviser's Agreement, the International Growth Portfolio paid to Enterprise Capital a management fee equal to 0.85% of its average daily net assets. From this amount, under the Previous Agreement Enterprise Capital paid to Brinson fees equal to 0.45% of the International Growth Portfolio's daily net assets up to $100,000,000. These fees will change under the New Agreement to: 0.40 of 1% per year for the first $100,000,000 of assets under management; 0.35 of 1% per year for assets between $100,000,000 to $200,000;
0.30 of 1% per year for assets between $200,000,000 and $500,000,000; and 0.25%
per year for assets in excess of $500,000,000.

     For the fiscal year ended December 31, 1998, the International Growth Portfolio paid to Enterprise Capital management fees in the amount of $730,659, of which Enterprise Capital paid $386,819 to Brinson. If the New Agreement had been in effect for 1998, the fee paid by Enterprise Capital to the Portfolio Manager would have been $343,839.

     The other terms of the New Agreement are identical in form to the Previous Agreement. The form of the New Agreement is attached to this Information Statement as Exhibit A.

THE BOARD OF TRUSTEES' DECISION

     In approving the New Agreement, the Board of Trustees considered a number of material factors, including, but not limited to: that the terms and conditions of the New Agreement are substantially identical to those of the Previous Agreement, the performance of the International Growth Portfolio, the quality of the services rendered by Vontobel USA, and that the New Agreement would secure the continuity of such services. The Board considered these factors to be of equal weight and importance. On the basis of their review of the New Agreement and relevant information, the Board concluded that the New Agreement was fair, reasonable and in the best interests of the contractholders of the International Growth Portfolio. Accordingly, the Board of Trustees, including the non-interested Trustees, unanimously approved the New Agreement.

     Under the New Agreement, Vontobel USA is obligated to provide the same services to the International Growth Portfolio as under the Previous Agreement. In addition, the New Agreement does not change the management fee paid by the International Growth Portfolio. Under the Previous Agreement, the International Growth Portfolio paid to Enterprise Capital a fee equal to 0.85% of its average daily net assets. From that amount, Enterprise Capital paid Brinson a fee of 0.45% on the first $100 million and 0.35% thereafter of the International Growth Portfolio's average daily net assets.

     The New Agreement is identical in form to the Previous Agreement with the exception of the revised Portfolio Manager fee schedule. The form of the New Agreement is attached to this Information Statement as Exhibit A.

INFORMATION ABOUT ENTERPRISE CAPITAL

     Enterprise Capital, located at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022, serves as the Investment Adviser and Administrator of the Fund. Enterprise Capital is a second-tier subsidiary of The MONY Group Inc. Enterprise Fund Distributors, Inc. is the Fund's principal underwriter, and its address is 3343 Peachtree Road NE, Suite 450, Atlanta, Georgia 30326-1022. Enterprise Capital also provides investment advisory services to The Enterprise Group of Funds, Inc. International Growth Fund that has an identical investment objective to the International Growth Portfolio.

INFORMATION ON VONTOBEL USA

     The following is a description of Vontobel USA, which is based on information provided by Vontobel USA. Vontobel USA is not affiliated with Enterprise Capital or Enterprise Accumulation Trust other than by reason of serving as Portfolio Manager to one or more Funds.

     Vontobel USA's offices are located at 450 Park Avenue, New York, New York 10022. Vontobel USA has provided investment counseling since 1984. Vontobel's assets under management for all clients were $1.9 billion as of December 31, 1998. Usual separate account investment minimum is $10 million. It is a wholly-owned subsidiary of Vontobel Holding Ltd., ZV-Kontrollen, Bahnhof Strasse #3 CH-8022, Zurich, Switzerland, it is a Swiss bank holding company and an affiliate of Bank J. Vontobel & Co. Ltd. Combined assets under management of all affiliates were in excess of $40 billion as of December 31, 1998. Fabrizio Pierallini, Senior Vice President and Managing Director of International Investments is responsible for the day-to-day management of the Fund. Mr. Pierallini has been employed by Vontobel USA since 1994. He previously served as Associate Director/Portfolio Manager for Swiss Bank Corporation (UBS). Mr. Pierallini also serves as President and Portfolio Manager of the Vontobel Funds Inc. International Equity Fund which had $161,933,093 in assets under management as of December 31, 1998. The management fee is 0.90%.

     Henry Schlegel serves as Managing Director, President and Chief Executive Officer of Vontobel USA; Thomas P. Wittwer serves as Managing Director and Senior Vice President of Vontobel USA. Each of these individuals maintains his office at 450 Park Avenue, New York, New York 10022. Beat Naegeli serves as Chairman; Urs Ernst and Walter Kaeser serve as Directors. Each of these individuals maintains an office in Zurich and is affiliated with Bank J. Vontobel & Co. Ltd.

ADDITIONAL INFORMATION

     To the knowledge of the Fund, as of April 1, 1999, no person beneficially owned more than 5% of the outstanding shares of the International Growth Portfolio. The Fund is not required to hold annual meetings of contractholders, therefore, it cannot be determined when the next meeting of contractholders will be held. Contractholder proposals intended to be considered for inclusion in the proxy statement for the next meeting of contractholders must be received by the Fund a reasonable time before the proxy statement is mailed. Whether a contractholder proposal will be included in the proxy statement will be determined in accordance with the applicable state and federal laws.

     Copies of the Fund's most recent annual and semi-annual reports are available without charge. You may obtain a copy of these reports by calling 800-487-6669, or writing to The MONY Group Inc., 1740 Broadway, New York, New York 10019.

                                          By Order of the Board of Trustees,

                                          Catherine R. McClellan
                                          Secretary

                                                                       EXHIBIT A

                           INTERNATIONAL GROWTH FUND
                                       OF
                         ENTERPRISE ACCUMULATION TRUST

                         PORTFOLIO MANAGER'S AGREEMENT

     THIS AGREEMENT, made the 31st day of March, 1999, is among Enterprise Accumulation Trust (the "Fund"), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Vontobel USA Inc., a New York corporation (hereinafter referred to as the "Portfolio Manager").

                             BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement dated as of May 1, 1993, with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the Portfolios of the Fund (the "Portfolios"), and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as Portfolio Managers to the Portfolios of the Fund.

     (B) The parties hereto wish to enter into an agreement (the "Agreement") whereby the Portfolio Manager will provide to the International Growth Portfolio of the Fund (the "International Growth Portfolio") securities investment advisory services for that Fund, subject to requisite approvals under the Investment Company Act of 1940. The Fund, the Adviser, and the Portfolio Manager are registered under the 1940 Act.

                                WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Fund, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Portfolio Manager shall furnish the International Growth Portfolio advice with respect to the investment and reinvestment of the assets of the International Growth Portfolio, or such portion of the assets of the Fund as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the series as set forth in the Fund's most recent Registration Statement and the Fund's governing documents.

          (3) The Portfolio Manager shall perform a monthly reconciliation of the Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the series in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the series.

          (5) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the series.

          (6) (a) The Adviser agrees to pay as compensation to the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to
     0.033 of 1% of the average of the daily closing net asset value of the Fund managed by the Portfolio Manager during such month (that is, 0.40 of 1% per year) for the first $100,000,000 of assets under management; a sum equal to
     0.029 of 1% of the average of the daily closing net asset value of the Fund during such month (that is, 0.35 of 1% per year) for assets between $100,000,000 to $200,000,000 under management; and a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Fund during such month (that is, 0.30 of 1% per year) for assets between $200,000,000 and $500,000,000; and a sum equal to 0.0208 of 1% (that is, 0.25% per year) for assets in excess of $500,000,000.

          (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Fund shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Fund's shares.

          (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder. The Portfolio Manager may, from time to time hereafter, act as investment adviser to one or more other investment companies and fiduciary or other managed accounts, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by the Portfolio Manager which have available funds for investment, the available securities will be allocated in a manner believed by the Portfolio Manager to be equitable to each company or account.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the series or the Adviser or to any shareholder or shareholders of the Fund, the series or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder.

          (9) The Portfolio Manager will take necessary steps to prevent the investment professionals of the Portfolio Manager who are responsible for investing assets of the Fund from taking, at any time, a short position in any shares of any holdings of any series of the Fund for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Fund series transactions insofar as such transactions may relate to the Portfolio Manager.

          (10) In connection with the management of the investment and reinvestment of the assets of the Fund, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of Fund securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Funds and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Trustees of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Fund, the Adviser, or the Portfolio Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of series of the Fund.

          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Portfolio Manager and the Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until March 1, 2000 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those Directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and directors and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising from the Indemnified Party's performance or non-performance of any duties under this Agreement. However, in no case
     (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.

          The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Fund Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this section.

          (14) Except as otherwise provided in paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of Georgia.

          (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.

          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (17) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

          (18) If any provision of this Agreement shall be held or made invalid by a count decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

(SEAL)                                                 ENTERPRISE ACCUMULATION TRUST

         ATTEST: /s/ CATHERINE R. MCCLELLAN                            By: /s/ VICTOR UGOLYN
    --------------------------------------------        ---------------------------------------------------
                      Secretary                               Victor Ugolyn, Chairman, President and
                                                                      Chief Executive Officer

(SEAL)                                                 ENTERPRISE CAPITAL MANAGEMENT, INC.

         ATTEST: /s/ CATHERINE R. MCCLELLAN                            By: /s/ VICTOR UGOLYN
    --------------------------------------------        ---------------------------------------------------
                      Secretary                               Victor Ugolyn, Chairman, President and
                                                                      Chief Executive Officer

(SEAL)                                                 VONTOBEL USA INC.

             ATTEST: /s/ THOMAS WITTWER                              By: /s/ HEINRICH SCHLEGEL
    --------------------------------------------        ---------------------------------------------------
                      Secretary                                  Heinrich Schlegel, President and
                                                                      Chief Executive Officer
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